UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2020
Federal Home Loan Mortgage Corporation

(Exact name of registrant as specified in its charter)
Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive	McLean	Virginia	22102-3110
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (703) 903-2000
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective December 22, 2020, the Bylaws of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) were amended to permit the Freddie Mac Board of Directors or an appropriate committee thereof to address by resolution a vacancy in either the Chief Executive Officer or General Auditor position.
Section 5.1, as amended, is set forth below:
Section 5.1 Officers of the Corporation. There shall be a Chief Executive Officer of the Corporation and a Senior Vice President - General Auditor. In the event of a vacancy in either office, such vacancy shall be addressed by resolution by the Board of Directors or an appropriate committee thereof. Other officers of the Corporation may include a President, a Chief Operating Officer, a Chief Compliance Officer, a Chief Enterprise Risk Officer, one or more Vice Presidents (any one or more of whom may be designated Executive Vice President or Senior Vice President and may be given other descriptive titles), a Corporate Secretary and all other officers or assistant officers deemed necessary and desirable for the conduct of the Corporation’s business. Any of the above offices may be held by the same person, except that the office of the Corporate Secretary may not be held by the same person that holds the office of Chief Executive Officer, President, Chief Operating Officer or Senior Vice President - General Auditor.
A copy of Freddie Mac’s amended and restated Bylaws is filed as Exhibit 3.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The exhibits listed in the Exhibit Index below are being filed as part of this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit

3.1	Bylaws of the Federal Home Loan Mortgage Corporation, as amended and restated December 22, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Freddie Mac Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/	David M. Brickman
David M. Brickman
Chief Executive Officer
Date: December 23, 2020

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Freddie Mac Form 8-K